Exhibit 7.02


               AMENDMENT NO. 1 TO THE AGREEMENT AND PLAN OF MERGER

                                      AMONG

                     THE SOFTWARE DEVELOPER'S COMPANY, INC.,
                             ISC ACQUISITION CORP.,
                          INTERNET SECURITY CORPORATION
                                       AND
                                RICHARD KOSINSKI

                                NOVEMBER 16, 1995

         WHEREAS, The Software Developer's Company, Inc. ("SDC"), ISC Acquisition Corp. ("ISC Acquisition"), Internet Security Corporation ("ISC") and Richard Kosinski (the "Exchanging Stockholder") have entered into an Agreement and Plan of Merger dated as of October 17, 1995 (the "Merger Agreement"); and

         WHEREAS, the parties to the Merger Agreement desire to amend and supplement the agreement in certain respects as set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and intending to be legally bound, the parties hereto agree as follows:

         Section 1. DEFINITIONS. Capitalized terms used herein and not defined shall have the respective meanings set forth in the Merger Agreement.

         Section 2. AMENDMENTS. The Merger Agreement shall be amended as follows:

         (a) The amount of authorized capital stock of ISC Acquisition is changed from 1,000 shares to 200,000 shares and the number of issued and outstanding shares of capital stock is 500 shares.

         (b) Section 2.8 is hereby amended and restated in its entirety to read as follows:

                           2.8 DIRECTORS AND OFFICERS. Barry N. Bycoff and Richard Kosinski shall become the directors of the Surviving Corporation at and as of the Effective Time until their successors shall have been duly elected or appointed and qualified in accordance with the Surviving Corporation's Articles of Organization and Bylaws. Richard Kosinski, Barry
                  N.  Bycoff  and  John  M.  Hession  shall  become   President,
                  Treasurer and Clerk, respectively, of the Surviving Corporation at and as of the Effective Time

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                  until their successors have been duly elected or appointed and qualified  in  accordance  with  the  Surviving  Corporation's
                  Bylaws.

         (c) The undersigned hereby agree to extend the Closing (as defined in Section 3.1) and extend the Termination Date (as defined in
                  Section 3.3(b)) to a date which shall be no later than November 30, 1995.

         (d) Section 4.10 is hereby amended and restated in its entirety to read as follows:

                           4.10 BROKERS AND INTERMEDIARIES. Except for the agreement between Wagner Resources and American Systems & Technology, Inc. (the "ISC FINDERS") and ISC, a copy of which has been furnished to SDC, none of the Transferors has employed any broker, finder, advisor or other intermediary in connection with the transactions contemplated by this Agreement which would be entitled to a fee or commission in connection therewith or upon the consummation thereof. The Exchanging Stockholder shall be solely responsible and liable for the payment of such fees or commissions of all brokers or finders engaged by him and ISC, except that prior to the Effective Time, ISC shall make a payment to the ISC Finders of $22,500 from its working capital to pay finders' fees of ISC and the Exchanging Stockholder.

         (e) Section 5.3 is amended by (i) changing the number of shares of Common Stock issued and outstanding from 7,443,748 to 7,529,011 shares and (ii) adding the following sentence at the end of the first sentence: "SDC also has reserved 331,500 shares of SDC Common Stock for issuance pursuant to outstanding warrants."

         (f) Section 7.16 ("Opinion of Coopers & Lybrand") is deleted in its entirety.

         (g)      Section 9.2 shall be revised to add the following subsection:

                           (c) any and all payment  obligations,  liabilities or
                  personal guarantees which Exchanging Stockholder may suffer under the Agreement with Check Point Technologies Ltd. disclosed prior to the Effective Date, provided however, SDC shall have no indemnification obligation for any undisclosed payment obligations, liabilities or personal guarantees under the Agreement with Check Point Technologies Ltd. which exist as of the Effective Date; provided, however, that the foregoing provisions are subject to the Basket Deductible as set forth in Section 9.10(a) of the Agreement and the limitations on liability set forth in 9.10(b) of the Agreement.

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         Section 3.  COUNTERPARTS;  EFFECTIVENESS.  This  Amendment No. 1 may be
signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This
Amendment No. 1 shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto.

         Section 4. AFFIRMATION. Each of the parties to the Merger Agreement hereby agree that except as modified herein, the Merger Agreement is hereby reconfirmed as being in full force and effect as a valid, binding and enforceable obligation of the parties. Each of the undersigned hereby reconfirms each of the representations, warranties and covenants set forth in the Merger Agreement.




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         IN  WITNESS  WHEREOF,  the  parties  hereto  have  duly  executed  this
Amendment to the Agreement and Plan of Merger as of the date first above written.


THE SOFTWARE DEVELOPER'S            INTERNET SECURITY
COMPANY, INC.                       CORPORATION

BY:  /s/ Barry N. Bycoff            BY:  /s/ Richard Kosinski
   BARRY N. BYCOFF, PRESIDENT          RICHARD KOSINSKI, PRESIDENT


ISC ACQUISITION CORP.               EXCHANGING
                                    STOCKHOLDER:


BY:  /s/ Barry N. Bycoff               /s/ Richard Kosinski
   BARRY N. BYCOFF, PRESIDENT       RICHARD KOSINSKI, PERSONALLY